UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025

Veritone, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38093	47-1161641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Platte Street 2nd Floor Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 507-1737

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VERI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 29, 2025, Veritone, Inc. (the “Company”) entered into a Fourth Amendment to Credit and Guaranty Agreement (the “Fourth Amendment”) to amend certain provisions of that certain Credit and Guaranty Agreement, dated as of December 13, 2023, by and among the Company, certain of its subsidiaries, as guarantors, the lenders party thereto and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent (as amended on April 24, 2025, June 13, 2025 and June 30, 2025, the “Credit Agreement”).

The Fourth Amendment provides that the minimum Consolidated Liquidity (as defined in the Credit Agreement) covenant (i) shall not be less than $5 million for the period of time beginning on June 13, 2025 and extending through September 12, 2025 and (ii) shall be increased to $15 million beginning on September 13, 2025 and extending through maturity.

Except as amended by the Fourth Amendment, the terms of the Credit Agreement remain in effect. The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment to Credit and Guaranty Agreement, dated August 29, 2025, by and among Veritone, Inc., certain of its direct and indirect subsidiaries and the other parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritone, Inc.

Date: September 3, 2025	By:	/s/ Michael L. Zemetra
Michael L. Zemetra
Executive Vice President, Chief Financial Officer and Treasurer